UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2017

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Corporate Drive Plano, Texas 75024 United States of America	16/F Two Grand Gateway 3 Hongqiao Road Shanghai 200030 People’s Republic of China
(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2017, Mr. Edwin “Ted” Stedem notified Yum China Holdings, Inc. (the “Company”) that he intends to resign as Chief Financial Officer of the Company, effective June 1, 2017.

The Board has appointed Mr. Jacky Lo, the Company’s Vice President, Controller and principal accounting officer, as its interim Chief Financial Officer, effective June 1, 2017. Mr. Lo will serve as interim Chief Financial Officer until a successor is named. The Company is in the process of conducting a search for Chief Financial Officer and will name that successor at the completion of the search.

Mr. Lo, 40, has been serving as Vice President, Controller and principal accounting officer of the Company since March 2017 and he will continue to serve in this position while serving as the interim Chief Financial Officer and principal financial officer. Mr. Lo previously served as Vice President, Finance of the Company, a position he held from October 2016 to March 2017. Mr. Lo joined Yum! Restaurants China, a division of Yum! Brands, Inc. (“YUM”), in August 2016 as Vice President, Finance. Prior to joining YUM, Mr. Lo worked for Ernst & Young for 15 years, including most recently as Partner and the Deputy Director in the Asia Pacific Capital Markets Center of Ernst & Young’s Professional Practice Group, specializing in U.S. generally accepted accounting principles, SEC reporting and Sarbanes Oxley compliance requirements. Mr. Lo is a certified public accountant in Texas and a member of both the American Institute of Certified Public Accountants and the Hong Kong Institute of Certified Public Accountants.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the resignation and appointment described in Item 5.02 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the resignation letter of Ted Stedem is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

99.1	Press Release of Yum China Holdings, Inc. issued on April 21, 2017.

99.2	Resignation Letter of Ted Stedem dated April 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

By:	/s/ Shella Ng
	Name:	Shella Ng
	Title:	Chief Legal Officer and Corporate Secretary

Date: April 21, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Yum China Holdings, Inc. issued on April 21, 2017.

99.2	Resignation Letter of Ted Stedem dated April 20, 2017.

4